Goodwill and Intangible Assets - Schedule of Estimated Future Amortization Expense for Finite-Lived Intangible Assets (Detail) - USD ($) $ in Thousands	Jun. 30, 2021	Jun. 30, 2020
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
2022	$ 1,260
2023	1,260
2024	1,260
2025	1,160
2026	1,160
Net Carrying Amount	$ 6,100	$ 400